Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Contingencies
Contingencies
We are a party to various proceedings and matters involving employment, antitrust, intellectual property, environmental, taxation and other laws. When it is probable, in management's judgment, that we may incur monetary damages or other costs resulting from these proceedings or other claims, and we can reasonably estimate the amounts, we record appropriate accruals in the financial statements and make charges against earnings. For all periods presented, we have recorded no material charges against earnings other than as indicated below. Also, when it is reasonably possible that we may incur additional loss in excess of recorded accruals and we can reasonably estimate the additional losses or range of losses, we disclose such additional reasonably possible losses in these notes.

Foam Antitrust Lawsuits
Beginning in August 2010, a series of civil lawsuits was initiated in several U.S. federal courts and in Canada against several defendants alleging that Leggett and Platt and certain other manufacturers of polyurethane foam products had engaged in price fixing in violation of U.S. and Canadian antitrust laws. We were party to several antitrust proceedings regarding polyurethane foam products. The majority of these proceedings were fully resolved in 2015.  The ultimate amount of settlement payments in these cases was not materially different than the amounts originally accrued.  The remaining antitrust proceeding, along with the resolution of other proceedings, is disclosed below.

We deny all allegations in the pending antitrust proceeding. We will vigorously defend ourselves in this proceeding and believe that we have valid bases to contest all claims. However, we have established an accrual for the estimated amount that we believe is necessary to resolve the pending antitrust matter. We also believe, based on current facts, it is reasonably possible that we may incur a loss in excess of the recorded accrual associated with the pending antitrust proceeding. For specific information regarding accruals, cash payments to settle litigation contingencies, and reasonably possible losses in excess of accruals please see “Accruals and Reasonably Possible Losses in Excess of Accruals” below.
U.S. Indirect Purchaser Class Action Cases. We were named as a defendant in an indirect purchaser class consolidated amended complaint filed on March 21, 2011 and were subsequently sued in an indirect purchaser class action case filed on May 23, 2011, in the U.S. District Court for the Northern District of Ohio under the name In re: Polyurethane Foam Antitrust Litigation, Case No. 1:10-MD-2196. The plaintiffs, on behalf of themselves and/or a class of indirect purchasers, brought damages claims under various states' antitrust and consumer protection statutes, and were seeking three times an amount of damages allegedly suffered as a result of alleged overcharges in the price of polyurethane foam products from at least 1999 to the present. Each plaintiff also sought attorney fees, prejudgment interest, court costs, and injunctive relief against future violations. We denied all allegations. The Ohio Court ordered all parties to attend non-binding mediation with a mediator of their choosing.
Settlement of U.S. Indirect Purchaser Class Action Cases. We reached a tentative settlement in the U.S. Indirect Class Action cases on May 18, 2015, by agreeing to pay an amount not materially different from the amount previously accrued for this claim. We continue to deny all allegations in the cases, but settled the indirect purchaser class cases to avoid the risk, uncertainty, expense and distraction of litigation. The Court preliminarily approved the class settlement on July 31, 2015. The full settlement amount was paid in escrow in the third quarter of 2015. The final settlement approval hearing was held on December 15, 2015 and the Court granted final approval of the settlement. Several objectors filed notices of appeal of the order approving the class settlement to the Sixth Circuit Court of Appeals. On April 14, 2016, the Court ordered the objectors to post an appeal bond by May 13, 2016. Certain of the objectors filed a motion to reconsider or stay the bond order, which the Court denied on May 12, 2016. Subsequently, three of the five objectors voluntarily dismissed their appeals. On June 20, 2016, the Sixth Circuit dismissed the remaining two appeals, one for failure to post an appeal bond, and the other because it was untimely filed. One of the two objectors filed a petition for rehearing en banc (requesting that all judges rather than the normal 3 rule on the appeal) on June 29, 2016. That petition was denied on September 27, 2016. On December 22, 2016, the objector filed a petition for a writ of certiori to the U.S. Supreme Court. The petition was denied on January 23, 2017. As such, these cases have been fully resolved.
Kansas Restraint of Trade Act Cases. We have been named as a defendant in two individual cases alleging direct and indirect purchaser claims under the Kansas Restraint of Trade Act, one filed on November 29, 2012 in the United States District Court of Kansas under the name LaCrosse Furniture Company v. Future Foam, Inc., et al., Case No. 12-cv-2748 KHV/JPO and the other on April 11, 2013 in the District Court of Kansas under the name CAP Carpet, Inc. v. Future Foam, Inc., Case No. 13-cv-1140-JAR-KGG. These two cases were previously transferred to the U.S. District Court for the Northern District of Ohio under the name In re: Polyurethane Foam Antitrust Litigation, Case No. 1:10-MD-2196. The claims and allegations of these plaintiffs are generally the same as the class plaintiffs (referenced above), with the exception that the Kansas plaintiffs seek full consideration damages (their total purchase amounts for the allegedly price-fixed polyurethane foam products). On May 15, 2015, the U.S. Judicial Panel on Multi-district Litigation remanded the cases back to the U.S. District Court for the District of Kansas.
Settlement of CAP Carpet Case. The plaintiffs in the CAP Carpet case alleged full consideration damages of $10.1 (which they argued should be trebled to $30) plus prejudgment interest at a statutory rate of 10% and attorney fees. The trial in this case, which was scheduled for November 14, 2016, had been postponed to January 23, 2017. We filed a motion for partial summary judgment on March 15, 2016, on several of the key issues of the case, including arguments that CAP Carpet is not entitled to full consideration damages or prejudgment interest and that full consideration damages are not trebled. On March

15, 2016, CAP Carpet also filed a motion for judgment on the pleadings as to the availability of full consideration damages. On November 17, 2016, we reached a cash settlement to fully resolve the CAP Carpet case and paid the amount in the fourth quarter of 2016. The cash payment was not material to the Company and was not materially different than the amount accrued for such case.

LaCrosse Case. The plaintiff in the LaCrosse case alleges full consideration damages and prejudgment interest through 2013 in the collective amount of $22.2, of which LaCrosse argues the full consideration portion should be trebled. LaCrosse also seeks an additional three years of prejudgment interest at a statutory rate of 10% and attorneys' fees. On January 13, 2017, LaCrosse filed a motion for partial judgment on the pleadings seeking the allowance of full consideration damages. We filed a motion for partial summary judgment on January 24, 2017, on several key issues of the case, including arguments that LaCrosse is not entitled to full consideration damages or prejudgment interest and that full consideration damages are not trebled. On that same date, we also filed a motion to exclude testimony from LaCrosse's expert. These motions remain pending. Trial is scheduled to begin on August 7, 2017.

Brazilian Value-Added Tax Matters
All dollar amounts (in millions) presented in this section have been updated since our last filing to reflect the U.S. Dollar (USD) equivalent of Brazilian Real (BRL).
We deny all allegations in the below Brazilian actions. We believe that we have valid bases to contest such actions and will vigorously defend ourselves. However, these contingencies are subject to uncertainties, and based on current facts, we believe that it is reasonably possible (but not probable) that we may incur losses of approximately $21 including interest and attorney fees with respect to these assessments. Therefore, because it is not probable we will incur a loss, no accrual has been recorded for Brazilian VAT matters. For specific information regarding accruals, and reasonably possible losses in excess of accruals please see "Accruals and Reasonably Possible Losses in Excess of Accruals" below.
We have $12.5 on deposit with the Brazilian government to partially mitigate interest and penalties that may accrue while we work through these matters. If we are successful in our defense of these assessments, the deposits are refundable with interest. These deposits are recorded as a long-term asset on our balance sheet.
Brazilian Federal Cases. On December 22, 2011, the Brazilian Finance Ministry, Federal Revenue Office issued a notice of violation against our wholly-owned subsidiary, Leggett & Platt do Brasil Ltda. (“L&P Brazil”) in the amount of $2.3, under Case No. 10855.724660/2011-43. The Brazilian Revenue Office claimed that for the period beginning November 2006 and continuing through December 2007, L&P Brazil used an incorrect tariff code for the collection and payment of value-added tax primarily on the sale of mattress innerspring units in Brazil. L&P Brazil denied the violation. The Federal Revenue Office upheld the assessment at the first administrative level. L&P Brazil has filed an appeal.
On December 29, 2011, L&P Brazil received another assessment in the amount of $.1, under case No. 10855.724509/2011-13 on the same subject matter in connection to certain import transactions carried out between 2007 and 2011. L&P Brazil has filed its defense.
On December 17, 2012, the Brazilian Revenue Office issued an additional notice of violation in the amount of $4.1, under MPF Case No. 10855.725260/2012-36 covering the period from January 2008 through December 2010 on the same subject matter. L&P Brazil denied the violation. The Brazilian Revenue Office upheld the assessment at all administrative levels. L&P Brazil appealed this decision but the appeal was denied by the second administrative level on January 27, 2015. On December 4, 2015, we filed an Annulment Action, Case No. 009658-07.2015.4.03.6110, at the judicial level seeking to obtain an injunction to allow the transfer of the cash deposit in the amount of $4.8 for the administrative case to a judicial escrow account to cover the updated liability amount of $5.1. The preliminary injunction was granted on December 10, 2015, and we are awaiting the federal attorney’s response.
In addition, L&P Brazil received assessments on December 22, 2011, and June 26, July 2 and November 5, 2012, and September 13, 2013 from the Brazilian Federal Revenue Office where the Revenue Office challenged L&P Brazil’s use of tax credits in years 2005 through 2010. Such credits are generated based upon the tariff classification and rate used by L&P Brazil for value-added tax on the sale of mattress innersprings. On September 4, 2014, the tax authorities issued five additional assessments regarding this same issue (use of credits), covering certain periods of 2011 and 2012. L&P Brazil filed its defense denying these assessments. Combined with the prior assessments, L&P Brazil has received assessments totaling $2.7 on the same or similar denial of tax credit matters.

On February 1, 2013, the Brazilian Finance Ministry filed a Tax Collection action against L&P Brazil in the Camanducaia Judicial District Court, Case No. 0002222-35.2013.8.13.0878, alleging the untimely payment of $.2 of social contributions (social security and social assistance payments) for the period September to October 2010. L&P Brazil argued that the payments were not required to be made because of the application of certain tax credits that were generated by L&P Brazil's use of a correct tariff code for the classification of value-added tax on the sale of mattress innersprings (i.e., the same underlying issue at stake in the other Brazilian matters). On June 26, 2014, the Brazilian Revenue Office issued a new notice of violation against L&P Brazil in the amount of $.8, under Case No. 10660.721523/2014-87, covering the period from 2011 through 2012 on the same subject matter. L&P Brazil has filed its defense denying the assessments.
On July 1, 2014, the Brazilian Finance Ministry rendered a preliminary decision to reject certain offsetting requests presented by L&P Brazil, which originated with Administrative Proceeding No. 10660.720850/2014-11. The Brazilian Finance Ministry alleges that L&P Brazil improperly offset $.1 of social contributions otherwise due in 2011. L&P Brazil filed its response denying the allegations. L&P Brazil is defending on the basis that the social contribution debts were correctly offset with tax credits generated by L&P Brazil's use of a correct tariff code classification for value-added tax on the sale of mattress innersprings (i.e., the same underlying issue at stake in the other Federal Brazilian matters). On December 15, 2015, the Brazilian Federal Revenue issued an assessment against L&P Brazil in the amount of $.1, under Case No. 10600.720142/2015-76 for the period of August 2010 through May 2011, as a penalty for L&P Brazil’s requests to offset tax credits. We filed our defense denying the assessment on January 8, 2016.
State of São Paulo, Brazil Cases. The State of São Paulo, Brazil, on April 16, 2009, issued a Notice of Tax Assessment and Imposition of Fine to L&P Brazil originally seeking $1.8 for the tax years 2006 and 2007, under Case No. 3.111.006 (DRT n°.04-256.169/2009). The State of São Paulo argued that L&P Brazil was using an incorrect tariff code for the collection and payment of value-added tax on sales of mattress innerspring units in the State of São Paulo. L&P Brazil denied the allegations. On April 17, 2014, the Court of Tax and Fees ruled in the State's favor upholding the original assessment of $1.8. On July 31, 2014, L&P Brazil filed an annulment action, Case No. 101712346.2014.8260602 in the Sorocaba State Court, seeking to have the Court of Tax and Fees ruling annulled for an updated assessment amount of $3.7 (which included interest from the original assessment date). On September 8, 2016, the Court's expert issued an opinion that supports L&P Brazil's defense, that it used the correct tariff code classification. We are awaiting the Court's ruling.
On October 4, 2012, the State of São Paulo issued a Tax Assessment under Procedure Number 4.003.484 against L&P Brazil in the amount of $1.5 for the tax years 2009 through 2011. Similar to the 2009 assessment (referenced above), the State of São Paulo argues that L&P Brazil was using an incorrect tax rate for the collection and payment of value-added tax on sales of mattress innerspring units in the State of São Paulo. On June 21, 2013, the State of São Paulo converted the Tax Assessment to a tax collection action against L&P Brazil in the amount of $2.0, under Sorocaba Judicial District Court, Case No. 3005528-50.2013.8.26.0602. L&P Brazil has denied all allegations.
L&P Brazil also received a Notice of Tax Assessment and Imposition of a Fine from the State of São Paulo dated March 27, 2014, under Procedure Number 4.038.746-0 against L&P Brazil in the amount of $0.9 for the tax years January 2011 through August 2012 regarding the same subject matter (i.e. the correct tax rate for the collection and payment of value-added tax on mattress innerspring units). L&P filed its response denying the allegations. After the first and second administrative levels denied L&P Brazil’s defenses, L&P Brazil filed an appeal to the third administrative level on August 6, 2015. On June 9, 2016, L&P Brazil filed an annulment action, Case No. 1019825-91.2016.8.26.0602, in the Sorocaba State Court, to allow transfer of the the previously deposited cash amount of $1.1 to a judicial account, and to annul the entire $1.2 assessment (updated with interest through the close of the administrative procedures).
State of Minas Gerais, Brazil Cases. On December 18, 2012, the State of Minas Gerais, Brazil issued a tax assessment to L&P Brazil relating to L&P Brazil's classifications of innersprings for the collection and payment of value-added tax on the sale of mattress innersprings in Minas Gerais from March 2008 through August 2012 in the amount of $.6, under PTA Case No. 01.000.182756-62. L&P Brazil filed its response denying any violation. After the first and second administrative levels ruled against us, the case is now proceeding judicially under Case No. 0003673-61.2014.8.13.0878 in Camanducaia Judicial District Court. L&P Brazil filed its response denying the assessments on June 5, 2014.

Accruals and Reasonably Possible Losses in Excess of Accruals
Accruals for Probable Losses
Although the Company denies liability in all threatened or pending litigation proceedings in which it is or may be a party and believes that it has valid bases to contest all claims threatened or made against it, we have recorded a litigation contingency accrual for our reasonable estimate of probable loss for pending and threatened litigation proceedings, in aggregate, as follows:

	Twelve Months Ended December 31,
	2016	2015	2014
Litigation contingency accrual - Beginning of period	$8.1	$83.9	$3.7
Adjustment to accruals - expense (income) - Continuing operations	7.1	5.7	56.8
Adjustment to accruals - expense (income) - Discontinued operations	2.0	.7	35.4
Cash payments	(14.0)	(82.2)	(12.0)
Litigation contingency accrual - End of period	$3.2	$8.1	$83.9

A large percentage of the accruals and cash payments in the table above are related to antitrust proceedings. The above litigation contingency accrual does not include accrued expenses related to worker's compensation, automobile, product and general liability claims, taxation issues and environmental matters, some of which may contain a portion of litigation expense. However, any litigation expense associated with these categories is not anticipated to have a material effect on our financial condition, results of operations or cash flows. For more information regarding accrued expenses, see Note H on page 27.
We have relied on several facts and circumstances to conclude that some loss is probable with respect to certain proceedings and matters, and to arrive at a reasonable estimate of loss or range of loss and record the accruals, including: the maturation of the pending proceedings and matters; our experience in settlement negotiations and mediation; comparative settlements of other companies in similar proceedings; discovery becoming substantially complete in certain proceedings; certain quantitative metrics used to value probable loss contingencies; and our willingness to settle certain proceedings to forgo the cost and risk of litigation and distraction to our senior executives.
Reasonably Possible Losses in Excess of Accruals
Although there are a number of uncertainties and potential outcomes associated with all of our pending or threatened litigation proceedings, we believe, based on current known facts, that additional losses, if any, are not expected to materially affect our consolidated financial position, results of operations or cash flows. However, based upon current known facts, as of December 31, 2016, aggregate reasonably possible (but not probable, and therefore not recorded) losses in excess of the accruals noted above are estimated to be approximately $26, including approximately $21 for Brazilian VAT matters disclosed above and $5 for other matters. If our assumptions or analyses regarding these contingencies are incorrect, or if facts change, we could realize loss in excess of the recorded accruals, and even greater than our estimate of reasonably possible losses in excess of recorded accruals.